UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2018

HUALE ACOUSTICS CORPORATION.

(F.K.A. ILLUMITRY CORP.)

(Exact name of Registrant as specified in its charter)

NEVADA	333-202841	36-4797609
(State or incorporation)	(Commission File Number)	(IRS Employer Identification Number)

East Room 902, Building 3 East, Saige Sci-Tech. Park

Futian District, Shenzhen, Guangdong

Province, China, 518000 China

(Address of principal executive offices, zip code)

Tel: (86) 13715017900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Huale Acoustics Corporation is filing this Current Report on Form 8-K/A (Amendment No.1) in order to amend previous filed Current Report on Form 8-K, as filed with the Securities and Exchange Commission on June 5, 2018, in order to reflect the actual date of report of the Amendment of Annual List to the Secretary of State of Nevada from June 4, 2018 to June 12, 2018 as well as the resignation of Ms. Xu Dantong and replaced by Mr. Huang Zhicheng from the position of CFO which was previously omitted reported under item. The signature of this Current Report is replaced by Mr. Huang Zhicheng from Ms. Xu Dantong.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of June 4, 2018, Ms. Xu Dantong resigned from the positions with the Company, including that of President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Ms. Xu Dantong has been the President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors since October 2017.

As of June 4, 2018, the Board of Director appointed Mr. Huang Zhicheng as new President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors of the Company.

The biography for the new director and principal officer of the Company is set forth below:

Mr. Huang Zhicheng, age 25, graduated from Shenzhen Institute of Information & Technology in China with major in art and design.

From August 2012 to December 2013, he served as founding partner of Shenzhen Huarui Zhongren Cultural Communication Co. Ltd., a human resource company. Huang’s job duties included the development and execution of the compan expansion strategies. He was also responsible for marketing and branding of the company.

Since July 2014, Mr. Huang co-founded and has been working as founding partner of Shenzhen Tianzhong Yatai Media Advertisement Co. Ltd. Mr. Huang oversees the overall media daily operation of the company, including the development and implementation of advertising media strategies, as well as the public relationship. He also in charge of an online marketing strategies and keep track of the department’s performance.

Mr. Huang’s experience in the business have led the Board of Directors to appoint him as President, CEO, CFO, Treasurer, Secretary and Chairman of the Board of Directors in June 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUALE ACOUSTICS CORPORATION

Date: June 12, 2018	By:	/s/ HUANG ZHICHENG
HUANG ZHICHENG
Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director (Principal Executive Officer and Principle Accounting Officer).